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                                                                    EXHIBIT 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report dated March 21, 1995 included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-21525.


                                                /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP;


Boston, Massachusetts
March 26, 1997